Exhibit 99.1 Prime Medicine st 41 Annual J.P. Morgan Healthcare Conference January 2023 1

Forward-Looking Statements This presentation contains forward-looking statements of Prime Medicine, Inc. (“Prime”, “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ “opportunity,” ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials; our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo for multiple programs; our ability to advance any product candidates that we may identify and successfully complete any clinical studies, including the manufacture of any such product candidates; our ability to pursue our four strategic indication categories: immediate target indications, differentiation target indications, “blue sky” indications and “march up the chromosome” approaches; our ability to quickly leverage programs within our initial target indications and to progress additional programs to further develop our pipeline; the timing of our regulatory filings, including our investigational new drug applications submissions; the implementation of our strategic plans for our business, programs and technology; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; developments related to our competitors and our industry; our ability to leverage the clinical, regulatory, and manufacturing advancements made by gene therapy and gene editing programs to accelerate our clinical trials and approval of product candidates; our ability to identify and enter into future license agreements and collaborations; developments related to our Prime Editing technology; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; our estimates of our expenses, capital requirements, and needs for additional financing as well as our cash runway into 2025; and general economic, industry and market conditions, including rising interest rates and inflation. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled Risk Factors in our most recent Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. 2

30 years after the first patient was treated with gene therapy, gene editing is only just beginning to demonstrate clinical benefit. Now is the moment for a revolution. Prime Medicine brings together the right people and the right technology at the right time with the aim to deliver the promise of one-time, curative genetic therapies to address the widest spectrum of diseases. 3

# Delivering the full promise of gene editing requires an extremely powerful technology prime_ medicine



pegRNA
Cas domain
SEARCH
REPLACE
RT domain
3' flap
Correction on pegRNA
Target mutation
Correction on DNA

## Prime Editing (PE) stands out as a best-in-class genetic medicine approach

**Versatility: only gene editing technology with the capability to edit, correct, insert, and delete**

- ✓ Performs and corrects insertions, deletions, and all twelve types of single base pair corrections
- ✓ Precisely targets to insert or delete kilobase-sized DNA
- ✓ Easily programmable to a unique target location and for a broad set of edits
- ✓ Restores gene function for multiple mutations with a single product (i.e., "hotspots")

**Precision: May be much safer with minimal, or no, off-target editing**

- ✓ Does not create double stranded breaks: high specificity with low indels rate at targeted editing site
- ✓ Does not create double stranded breaks: minimal or no off-target activity
- ✓ Limited potential for "bystander editing" at target site

**Efficiency: Durable and high-efficiency editing demonstrated across Prime Medicine portfolio**

- ✓ Permanent edits that are passed along to daughter cells
- ✓ Corrects genes *in situ*, maintaining native gene control
- ✓ Single-dose, potentially curative correction to wild-type sequence

**Breadth: Able to address ~90% of disease-causing mutations in multiple tissue types and cells**

- ✓ Corrects mutations in dividing and non-dividing human cells
- ✓ 100's of potential indications already available in Prime Editing's toolbox

4

# Delivering the full promise of gene editing requires an extremely powerful technology prime_ medicine



pegRNA
Cas domain
SEARCH
REPLACE
RT domain
3' flap
Correction on pegRNA
Target mutation
Correction on DNA

## Prime Editing (PE) stands out as a best-in-class genetic medicine approach

**Versatility: only gene editing technology with the capability to edit, correct, insert, and delete**

- ✓ Performs and corrects insertions, deletions, and all twelve types of single base pair corrections
- ✓ Precisely targets to insert or delete kilobase-sized DNA
- ✓ Easily programmable to a unique target location and for a broad set of edits
- ✓ Restores gene function for multiple mutations with a single product (i.e., “hotspots”)

**Precision: May be much safer with minimal, or no, off-target editing**

- ✓ Does not create double stranded breaks: high specificity with low indels rate at targeted editing site
- ✓ Does not create double stranded breaks: minimal or no off-target activity
- ✓ Limited potential for “bystander editing” at target site

**Efficiency: Durable and high-efficiency editing demonstrated across Prime Medicine portfolio**

- ✓ Permanent edits that are passed along to daughter cells
- ✓ Corrects genes *in situ*, maintaining native gene control
- ✓ Single-dose, potentially curative correction to wild-type sequence

**Breadth: Able to address ~90% of disease-causing mutations in multiple tissue types and cells**

- ✓ Corrects mutations in dividing and non-dividing human cells
- ✓ 100’s of potential indications already available in Prime Editing’s toolbox

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# Prime Medicine is well-positioned to maximize Prime Editing's broad therapeutic potential prime_ medicine

## In ~2.5 years since company inception:

**Built and advanced a strategic portfolio**

**Identified and progressed initial pipeline of 18 programs**

- Focusing on indications with the fastest, most direct path to demonstrating technological success, as well as diseases that cannot be treated using other gene-editing approaches
- *In vivo* studies in progress across portfolio; multiple programs advancing toward development candidates, with first IND filing potentially as early as 2024

**Demonstrated Prime Editing capabilities: established preclinical proof-of-concept and safety**

- *In vivo* long-term engraftment of Prime Edited hematopoietic stem cell therapy for Chronic Granulomatous Disease
- Efficient removal of pathological repeats in Friedrich's Ataxia, a Repeat Expansion Disease, with phenotypic correction in patient organoids
- Efficient editing with phenotypic correction of cystic fibrosis patient organoids

**Advanced CMC and delivery capabilities**

- Efficient *in vivo* Prime Editing in rodent liver and central nervous system

**Optimized and expanded Prime Editing platform, capabilities and IP**

- One-step non-viral precise insertion of whole genes into the genome in primary human cells using PASSIGE technology
- Industrialized and automated Prime Editor screening capabilities
- Advanced and substantially improved Prime Editing
- Developed strong Intellectual Property position

**Established strong corporate position**

Led by world-class, diverse team of researchers and drug developers; grew company to ~200 employees

**Raised ~$315M in Series A/B, and ~$200M in IPO (Oct '22), from a blue-chip group of investors**

Leveraging close relationship with founders David Liu and Andrew Anzalone to bring new innovation rapidly into Prime Medicine

Aim to create additional value and extend reach through BD and partnering in 2023

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# Our current portfolio of 18 programs leverages the versatility and breadth of Prime Editing prime_ medicine

*To be discussed in detail today*

| STRATEGIC CATEGORY | TARGET TISSUE | INDICATION | DELIVERY | DISCOVERY* | IND-ENABLING | CLINICAL TRIALS |
|---|---|---|---|---|---|---|
| IMMEDIATE | BLOOD | Sickle Cell Disease (Beam) | *ex vivo* | | | |
| | | Chronic Granulomatous Disease | *ex vivo* | | | |
| | | Fanconi Anemia | *ex vivo* | | | |
| | LIVER | Wilson's Disease | LNP | | | |
| | | Glycogen Storage Disease 1b | LNP | | | |
| | EYE | Retinitis Pigmentosa/Rhodopsin | AAV | | | |
| | | Retinitis Pigmentosa/Usher Syndrome | AAV | | | |
| | EAR | Usher Syndrome Type 3 | AAV | | | |
| | | Non-Syndromic Hearing Loss – GJB2 | AAV | | | |
| DIFFERENTIATION: REPEAT EXPANSION DISEASES | NEURO-MUSCULAR | Friedreich's Ataxia | viral/non-viral | | | |
| | | Myotonic Dystrophy Type 1 | viral/non-viral | | | |
| | | Amyotrophic Lateral Sclerosis | viral/non-viral | | | |
| | | Oculopharyngeal Muscular Dystrophy | LNP | | | |
| | | Fragile X Syndrome | viral/non-viral | | | |
| | | Huntington's Disease | TBD | | | |
| | EYE | Fuchs' Endothelial Corneal Dystrophy | viral/non-viral | | | |
| DIFFERENTIATION: OTHER | MUSCLE | Duchenne Muscular Dystrophy | AAV | | | |
| | LUNG | Cystic Fibrosis | LNP | | | |

**Initially focused on our first two strategic indication categories in diseases where Prime Editing could offer compelling advantages over current standard-of-care and novel therapeutic modalities in development**

AAV = adeno-associated viral vectors; LNP = lipid nanoparticles; TBD = to be determined

*As of IPO pricing, 10/19/22

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Ex-Vivo HSC

# Successful Prime Editing in long-term HSC population: *in vivo* engraftment in Chronic Granulomatous Disease mouse model prime_ medicine

## Maintenance of >92% corrected long-term HSCs following 16-week engraftment


Prime Editor
Naive CD34+
Cryopreserve/Thaw
Edited CD34+
NBSGW mice
0hr
24hr
0 weeks
16 weeks

**Editing performed by electroporation**

### Conclusions

- ✓ High efficiency, very precise editing of HSCs
- ✓ High-level, long-term engraftment resulting in healthy Prime Edited long-term HSCs
- ✓ Restores key myeloid function to fight infection
- ✓ Generate all lineages without skewing
- ✓ Mice are healthy at 16 weeks, no toxicity
- ✓ Recapitulates the expected clinical study design

**No difference in engraftment for PE Edited HSCs vs controls**


Bone Marrow Chimerism (% human CD45+)
100
80
60
40
20
0
Mock
Prime Edited

**Long-term engrafted CD34+ HSCs carry precise correction of *NCF1***


Cells corrected (%)
100
80
60
40
20
Unedited
Prime Edited
Minimum threshold for patient benefit

NBSGW: NOD.Cg-*Kit*$^{W41J}$ *Tyr* + *Prkdc*$^{scid}$ *Il2rg*$^{tm1Wjl}$/ThomJ highly immunodeficient mice that support human CD34+ cell engraftment without irradiation. HSC: hematopoietic stem cell. PE: Prime Edited.

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Methylation (%) Repeat Expansion Diseases Successful Prime Editing removal of pathogenic repeats: Friedreich’s ataxia High efficiency Prime Editing removes the GAA pathological repeats and hyper-methylation at the Frataxin Dual-flap correction of FXN in FRDA iPSCs (FXN) gene in Friedreich’s Ataxia patients Hyper-methylation prevents Demethylation by Prime Editing restores 100 Expanded Repeat mRNA transcription of FXN mRNA transcription of FXN 5 active prime editors negative controls Dual-flap Prime Editing Prime loops out expanded repeat Editing X 80 Promoter Exon 1 Intron 1 Promoter Exon 1 Intron 1 Repeats Prime Edited 60 1 Removal of Hyper-Methylation 40 80 Healthy 20 60 Patient 0 40 FRDA iPSCs* 20 Patient ✓ High efficiency, very precise editing of patient cells Prime Edited without double strand breaks 0 -327 -239 -236 427 431 460 466 477 506 ✓ Restores normal methylation of FXN gene Promoter Intron 1 Many repeat expansion diseases exhibit hyper-methylation as a key feature of the underlying pathogenesis 9 FXN: frataxin gene: FRDA: Friedreich’s ataxia; iPSCs: induced pluripotent stem cells. 1 Methylation quantified by bisulfite sequencing % precise correction % precise correction

Repeat Expansion Diseases

prime_ medicine

# Successful Prime Editing removal of pathogenic repeats

High efficiency Prime Editing restores FXN protein expression and sensory neuron function in Friedreich's Ataxia patients' dorsal root ganglia

**Restoration of Frataxin protein expression after Prime Editing**


12 kDa
40 kDa
Frataxin (mature)
GAPDH Control
Healthy Donor
FRDA Patient
FRDA Patient Prime Edited
FRDA patient iPSCs

**Restoration of axonal projections after prime editing**

βIII-TUB
DAPI


Healthy Donor
FRDA Patient
FRDA Patient Prime-Edited

FXN: Frataxin; FRDA: Friedreich's Ataxia; iDRG: iPSC-derived dorsal root ganglia. DAPI: nuclear staining; βIII-TUB: axonal projection staining

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Unmet need in CF

# Unmet needs in Cystic Fibrosis: Restoring CFTR function in patients with G542X mutation prime_ medicine

## **One-time, non-viral** delivery to patient intestinal organoids restores CFTR function

### Optimization results in high efficiency Prime Editors that precisely correct G542X mutation


80
60
40
20
0
% precise correction
1
2
3
4
5
Prime Editing Optimizations

### Prime Editing of patient intestinal organoids restores swelling and CFTR function


Intestinal organoids swelling assay for CFTR function
Cystic fibrosis
X
Healthy control
CFTR
Salt
Fluid
Healthy control
G542X with mock treatment
G542X with TRIKAFTA® treatment
G542X with Prime Editing correction

11

Van Mourik et al., 2019. Actual time course: 24 hours. TRIKAFTA® is a registered trademark of Vertex Pharmaceuticals, Incorporated.

Off-Target

# Safety: Prime's comprehensive suite of assays for off-target discovery*

prime_ medicine


Local off-targets
GGCCCAGACTGAGCACGTGA
GGCCCAG-CTGAGCTCGTGA
PE2
Off-target
PE2
On-target
genome
Targeted Nick Detection Assay**
Genome wide DSB detection
Genome wide Nick Detection Assay**
potential off-target editing sites
Targeted Sequencing (>1000x)
Identified Off-targets


Chromosome scale or structural off-targets
cDNA synthesis
Translocations
Large Deletions
Reverse Trans. Assay
Chromosomal Integrity Assays
mRNAseq PEG integration
Imaging
Sequencing based
Whole Genome Sequencing
Vector Integration Analysis
Identified Off-targets

*Preliminary plans pending discussions with regulatory agencies; **Proprietary assay developed by Prime

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Off-Target

# Safety: Preliminary off-target analyses demonstrate minimal or no off-target editing prime_ medicine

Data expands the demonstration of no off-target editing detected across multiple prime edited cell types


Genome wide and targeted detection of potential off-targets
potential off-target editing sites
Targeted Sequencing
Identified off-targets
0.5% threshold
CGD Program: CD34+ Cells[1]
On-target (*NCF1*)
% indels or SNP
25
20
15
10
5
0
chr1 chr2 chr3 chr4 chr5 chr6 chr7 chr8 chr9 chr10 chr11 chr12 chr13 chr14 chr15 chr16 chr17 chr18 chr19 chr20 chr21 chr22 chrX chrY
Wilsons Disease Program: Hepatocytes[2]
On-target (*ATP7B*)
% indels or SNP
14
12
10
8
6
4
2
0
chr1 chr2 chr3 chr4 chr5 chr6 chr7 chr8 chr9 chr10 chr11 chr12 chr13 chr14 chr15 chr16 chr17 chr18 chr19 chr20 chr21 chr22 chrX chrY

[1]Analysis of edited CD34+ cells from CGD program: Targeted Analysis of 550 potential off-target sites of off-target editing. [2]Analysis of edited iHEP (iPSG hepatocyte) cells from the Wilsons Disease program: Targeted Analysis of 170 potential off-target sites. SNP: Single nucleotide polymorphisms

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LNP Delivery LNP Delivery: Optimization of mRNA increases Prime Editing efficiency and leads to reduction of PCSK9 protein in serum Prime Editor LNP delivered to the liver a precisely introduced stop codon in PCSK9 gene in mice Prime Editor LNP delivered systemically • Prime Editor mRNA • Prime editor guide RNA Day 0 Day 7 Optimized mRNA Optimized mRNA decreases PCSK9 protein increases Prime Editing 0 50 -20 40 -40 30 -60 20 -80 10 -100 0 mRNA lot # mRNA lot # Saline 1 2 3 Saline 1 2 3 14 LNP delivery to mice results in 42% PCSK9 Prime Editing and 92% serum protein reduction Precise Editing (%) Protein Reduction (%)

Dual AAV Delivery

# Prime Editing Delivery: CSF and Local Administration to CNS via dual AAV achieves high efficiency in mouse brain prime_ medicine

## Dual AAV[2] effectively delivers to ~ 95%, and precisely edits ~80%, of neurons in adult mice

**Prime Editor dual AAV**
- Prime Editor
- Prime editor dual guide RNA



0 weeks
3-5 weeks[1]

### Neonatal mice – ICV infusion[1]
**transduced cortex (left) and precisely edited cortical cells (right)**



% of cells transduced
100
80
60
40
20
0
Transduced
Isolate transduced cells
Measure editing
% precise correction
Prime Edited

### Adult mice – local administration[1]
**transduced neurons (left) and precisely edited neurons[2] (right)**



% of neurons transduced
100
80
60
40
20
0
Transduced
Isolate transduced neurons
Measure editing
% precise correction in neurons
Prime Edited

[1]Three weeks in neonatal mice via intra-cerebral infusion (ICV); 5 weeks in adult mice via local administration into cerebellum or cortex. [2]Prime Editor cassette with neuron-specific promoter. All experiments shown are Proof of Concept delivery experiments using a control Prime Editor site.

15

# Prime Medicine has rapidly advanced and substantially improved Prime Editing prime_
medicine

- Prime Medicine holds foundational IP and has filed for IP protection for technological advancements
- Patent portfolio includes U.S. Patent 11,447,770 covering methods of using Prime Editors, and US allowed application 17/219,635 covering pegRNAs (expected to issue Q1 2023)

### Seminal Prime Editing Publication[1]
- All base pair edits, insertions of 40+ bp, deletions of 80+ bp
- Efficiencies ranging from ~10%-60%
- Targeted introduction of recombinase site



### PASSIGE System
- Advanced PE+ recombinase approach
- Targeted whole gene insertions with up to 60% efficiency



### PE4, PE5, and PEmax[3]
- Up to 7-fold increase in editing
- Up to 2-fold decrease in byproducts


PE4 and PE5 systems
PEmax editor

### Novel PE Proteins
- 80+ active RT domains
- RT domains up to 60% smaller
- Up to 2-fold increase in editing




NEW
3′
3′
OLD

### Dual Flap Prime Editing[2]
- Efficiencies ≥80%
- Hotspot editing and larger insertions
- Synergies with recombinase enzymes (>5-kb targeted DNA integration)


3′

### Engineered pegRNAs[4]
- Improved pegRNA stability
- Up to 4-fold increase in editing



### pegRNA Enhancements
- New classes of efficiency-increasing pegRNAs enhancements

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Peer reviewed publications: [1] Anzalone, et al, Nature 2019. [2] Anzalone, et al, Nat. Biotechnol. 2021. [3] Chen, et al, Cell 2021. [4] Nelson, et al, Nat. Biotechnol. 2021.

PASSIGE Prime Assisted Site-Specific Integrase Gene Editing PASSIGE: Applying Prime Editing to insert gene sized sequences precisely in the genome Programmed insertion of Integration of Precise target recombinase location in DNA at precise DNA target genomic DNA location sequence Site-specific Prime Editing recombination Genomic DNA Genomic DNA Gene-sized DNA with recombinase (purple) inserted at DNA donor target sequence precise location in (pink) the genome Recombinase enzyme One step non-viral kilobase-size gene editing approach – without double stranded breaks 17

PASSIGE PASSIGE: Efficient insertion of gene-sized sequence into a single targeted genomic site in human primary T cells PASSIGE one-step non-viral approach for precise introduction of gene sized cargo into the genome Single targeted genomic locus Prime Editing to insert recombinase …. attachment site Genetic cargo 3.5kb Recombinase to integrate genetic cargo Gene of interest …. Insertion of recombinase Integration of genetic cargo at single Phenotypic impact from newly site - over 90% efficiency targeted site in 60% of T cells inserted gene of interest 100 100 100 *** **** 100 **** 80 80 80 80 60 60 60 GFP+ T cells 60 Control T cells 40 40 40 CD19-CAR/GFP+ T cells PASSIGE T cells 40 20 20 20 20 0 0 0 0 Recombinase Recombinase - + - - ++ - + 1:3 1:1 3:1 - + 3.5 kb gene of interest Prime Editor GFP CD1G 9-F C P AR GFP CD19-CAR GFP Cell dose Effector : Target Cell Ratio The targeted inserted gene of interest provides a potent new cell function 18 PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing; n = 2 technical replicates ; Far right panel: n = 4 technical replicates; Two-way ANOVA with Bonferroni post-test *** P = 0.0002; **** P < 0.0001 % CD3 loss % precise insertion % Positive % Positive Phenotypic % Viable response CD19+ Tumor Cells

Business Development Business Development and Partnering: A major focus for 2023 We aim to maximize PE’s broad therapeutic potential and create value by: 1 2 3 Entering strategic collaborations Independently developing and Partnering and licensing to to extend the reach and commercializing in appropriate access enabling technologies, impact of PE, provide disease areas (our pipeline) including delivery, manufacturing funding, and create value in and technologies synergistic with areas we may not enter Prime Medicine products ourselves in the near-term but may enter later This strategy aims to fully exploit the richness of our potential to create programs and address indications, while focusing our internal resources on what we do best, ultimately accelerating our efforts to translate PE into new medicines for patients worldwide. 19 PE = Prime Editing

Building the Company Currently • 184+ employees; approximately 85% across Research & Technical Development • Key leadership and staff across all departments of the organization in place • Built out core capabilities across the company, from IP strategy to automation and AI to RNA technologies • Established strong external relationships • 3 locations in Cambridge, MA and a chemistry facility in Watertown, MA, with buildout of 150,000 square feet permanent space in an additional Cambridge facility, target for move 2024 • Successful IPO in Oct 2022, with >$500M raised to date Critical Milestones Achieved Successful Growth of Talent 184+ October 2019 July 2020 September 2019 April 2021 Oct 2022 Prime Editing Commenced 1 seminal Nature Corporate $115M Series A $200M Series B ~$200M IPO paper Operations 90 45 4 Dec 2022 July 2020 July 2021 Dec 2021 July 2022 20 1 Anzalone et al., Nature, 2019

Key upcoming events will continue to drive the Prime Medicine platform forward Summary of select ongoing activities and next steps for Prime Medicine • Nominate first Development Candidate for Chronic Granulomatous Disease (CGD) in 1Q 2023. • Initiate investigational new drug (IND)-enabling studies in CGD in 2023. • Expand preclinical proof-of-concept in vivo, including sharing data from in vivo rodent studies and large Pipeline animal studies in several programs in 2H 2023. • Share in vitro preclinical data in additional liver, eye and neuromuscular programs. • First IND filing expected as early as 2024 and additional IND filings anticipated in 2025. • Continue to develop and optimize non-viral and viral delivery systems and share additional proof-of-concept data from in vivo rodent and large animal studies in 2H 2023. Platform • Further demonstrate superior “off-target” profile for Prime Editing programs. • Extend Prime Editing using proprietary recombinase and/or retrotransposon technologies for new and existing programs. Strong cash position: Cash, cash equivalents and short-term investments as of 9/30/2022, together with approximately gross $200M raised in October IPO, sufficient to fund anticipated operating expenses and capital expenditure requirements into 2025. 21

Prime Medicine January 2023 22